Intellectual property	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
5. Intellectual property

The intellectual property asset recorded in 2015, including a related deferred tax effect of $6,823,000, represents NXT's acquisition of the SFD® technology upon the conversion in 2015 of 8,000,000 preferred shares at an assigned fair value of $18,448,000 (see note 10 (ii)).

Intellectual property is being amortized on a straight line basis over its estimated minimum useful life of 15 years. It is estimated that for each of the 5 future years ending December 31, 2016 to 2020, amortization expense of $1,685,000 per year (and an aggregate 5 year total of $8,425,000) will be recorded by NXT.

	2015	2014
Intellectual property acquired	$25,271,000	-
Accumulated amortization and impairment	(562,000)	-
	24,709,000	-